UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2005

ALTEON INC.

(Exact name of registrant as specified in its charter)

Delaware	001-16043	13-3304550
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 Campus Drive
Parsippany, New Jersey 07054
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (201) 934-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On May 10, 2005, Alteon Inc. (the “Registrant”) issued a press release to report its financial results for the first quarter ended March 31, 2005. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT and

ITEM 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On May 10, 2005, the Registrant also announced that Elizabeth A. O’Dell had retired from her position as the Registrant’s Vice President, Secretary and Treasurer, effective May 18, 2005. Pursuant to a consulting agreement with Ms. O’Dell, she will remain as a consultant to the Registrant for a one-year period following her retirement, during which time she will be available to the Registrant from time to time as reasonably requested by the Chief Executive Officer. The consulting arrangement will be renewable by the Registrant upon 30 days’ prior notice to Ms. O’Dell, and will be terminable by either party upon 30 days’ prior notice. During her consultancy, Ms. O’Dell’s options to purchase shares of the Registrant’s common stock will continue to vest in accordance with their existing terms. In addition, all of Ms. O’Dell’s options that have vested as of May 18, 2005, together with all options that vest during her consultancy, will remain exercisable for a two year period following the date of termination of her consultancy. Following Ms. O’Dell’s retirement, Kenneth I. Moch, the Registrant’s President and Chief Executive Officer, will serve as the Registrant’s principal financial officer.

The Registrant also announced on May 10, 2005 that it has appointed Mary Phelan to serve as its Director of Finance and Financial Reporting, and to serve in the position of the Registrant’s principal accounting officer, effective May 18, 2005. Ms. Phelan, age 42, has served as the Registrant’s Controller since October 2003. Prior to that, Ms. Phelan served as the Registrant’s Assistant Controller from July 2000 to September 2003. Prior to joining the Registrant, Ms. Phelan was accounting manager at Mediacom Communications Corporation from August 1999 to July 2000. Ms. Phelan is a Certified Public Accountant who has held several accounting positions, including Senior Accountant at KPMG, LLP.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibit.

99.1	Press Release dated May 10, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTEON INC.

Dated: May 10, 2005

/s/ Kenneth I. Moch

Kenneth I. Moch President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated May 10, 2005.